Events after the reporting period	12 Months Ended
Jun. 30, 2022
Events after the reporting period [Abstract]
Events after the reporting period
Note 34. Events after the reporting period

Advanced delivery of Mining Hardware
As at 30 June 2022, the Group held $158,184,000 in prepayments made to Bitmain for future mining hardware deliveries. Since the end of the financial year, the Group made all final scheduled payments to utilize $30,127,000 of this balance, which is expected to increase the Group’s operating capacity to 4.3 EH/s.

On 1 August 2022, the Group announced it had reached an agreement with Bitmain to ship an additional 1.7 EH/s of mining hardware. This shipment is expected to increase the Group’s operating capacity to 6.0 EH/s. The agreement utilizes $46,006,000(1) of the $158,184,000 mining hardware prepayments held by the Group as at 30 June 2022, along with $5,900,000 of cash on hand. This additional 1.7 EH/s is now fully paid for by the Group (excluding shipping and taxes).
Utilization of the remaining $82,051,000(2) of prepayments, and the timing and volume of any additional future mining hardware deliveries (i.e., beyond the 6.0 EH/s outlined above) continue to be subject to ongoing discussions with Bitmain.

No other matter or circumstance has arisen since 30 June 2022 that has significantly affected, or may significantly affect the Group's operations, the results of those operations, or the Group's state of affairs in future financial years.

(1)	The cash payment made by the Canadian subsidiary of the Group was $46,670,000. The retranslated balance of the prepayment as at 30 June 2022 is $46,006,000.

(2)	The cash payment made by the Canadian subsidiary of the Group was $83,340,000. The retranslated balance of the prepayment as at 30 June 2022 is $82,051,000.